SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     August 14, 2002



                              Hibernia Corporation
             (Exact name of registrant as specified in its charter)




 Louisiana                     1-10294                          72-0724532
(State or other              (Commission                      (IRS Employer
jurisdiction of              File Number)                   Identification No.)
incorporation)



313 Carondelet Street, New Orleans, Louisiana      70130
(Address of principal executive offices)          (Zip Code)




Registrant's telephone number, including area code (504) 533-5333

Item 7(c).  Exhibits.

         The exhibits listed below are furnished pursuant to Item 9 hereof under Regulation FD as a part of this current report on Form 8-K.

Exhibit No.         Description
99.19               Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
                    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, of Chief Executive Officer of Hibernia Corporation

99.20 Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, of Chief Financial Officer of Hibernia Corporation



Item 9.  Regulation FD Disclosure.

         On August 14, 2002, the Chief Executive Officer and the Chief Financial Officer of Hibernia Corporation (the "Company") each furnished the certification required by Section 906 of the Sarbanes-Oxley Act of 2002 in connection with the filing of the Company's Quarterly Report on Form 10-Q for the period ending June 30, 2002. Copies of the certifications are attached hereto as exhibits.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HIBERNIA CORPORATION
                                          (Registrant)


Date: August 14, 2002                     By:  /s/ Cathy E. Chessin
                                               --------------------
                                               Cathy E. Chessin
                                               Senior Vice President, Secretary
                                               and Corporate Counsel


                                  EXHIBIT INDEX

Exhibit No.                    Description                          Page No.

99.19                   Certification Pursuant to 18 U.S.C.             3
                        Section 1350, as Adopted Pursuant to
                        Section 906 of the Sarbanes-Oxley
                        Act of 2002, of Chief Executive Officer
                        of Hibernia Corporation

99.20                   Certification Pursuant to 18 U.S.C.             4
                        Section 1350, as Adopted Pursuant to
                        Section 906 of the Sarbanes-Oxley
                        Act of 2002, of Chief Financial Officer
                        of Hibernia Corporation

                                                               EXHIBIT 99.19



          Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Hibernia Corporation (the "Company") certifies that:

1. The Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  August 12, 2002                     /s/ J. Herbert Boydstun
                                            -----------------------
                                            J. Herbert Boydstun
                                            Chief Executive Officer

                                                               EXHIBIT 99.20



          Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Hibernia Corporation (the "Company") certifies that:

1. The Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  August 12, 2002                     /s/ Marsha M. Gassan
                                            --------------------
                                            Marsha M. Gassan
                                            Chief  Financial Officer